Exhibit 99.1

Okta Announces Record First Quarter Financial Results

•	Q1 revenue totaled $125 million, growing 50% year-over-year; subscription revenue grew 52% year-over-year

•	Q1 operating cash flow margin improved 12 percentage points year-over-year; free cash flow margin improved 12 percentage points year-over-year

SAN FRANCISCO – May 30, 2019 – Okta, Inc. (NASDAQ: OKTA), the leading independent provider of identity for the enterprise, today announced financial results for its first quarter ended April 30, 2019.

"We're pleased with the strong start to the fiscal year with 52% year-over-year growth in subscription revenue, which was driven by our acceleration with enterprise customers. The world's largest organizations are increasingly realizing that identity is essential to their cloud, digital transformation, and security initiatives, which led to 53% year-over-year growth in Okta customers with over $100,000 in annual contract value," said Todd McKinnon, Chief Executive Officer and co-founder of Okta. "Last month at Oktane19, we announced new products that further advance our leadership in both workforce and customer identity. These new innovations, coupled with our existing best-in-class offerings, position us well to continue executing on our significant and growing market opportunities."

First Quarter Fiscal 2020 Financial Highlights:

•	Revenue: Total revenue was $125.2 million, an increase of 50% year-over-year. Subscription revenue was $117.2 million, an increase of 52% year-over-year.

•
Operating Loss: GAAP operating loss was $51.8 million, or 41.4% of total revenue, compared to $25.0 million, or 29.9% of total revenue, in the first quarter of fiscal 2019. Non-GAAP operating loss was $24.9 million, or 19.9% of total revenue, compared to $10.8 million, or 13.0% of total revenue, in the first quarter of fiscal 2019.

•
Net Loss: GAAP net loss was $52.0 million, compared to $26.0 million in the first quarter of fiscal 2019. GAAP net loss per share was $0.46, compared to $0.25 in the first quarter of fiscal 2019. Non-GAAP net loss was $21.4 million, compared to $9.4 million in the first quarter of fiscal 2019. Non-GAAP net loss per share was $0.19, compared to $0.09 in the first quarter of fiscal 2019.

•
Cash Flow: Net cash provided by operations was $21.3 million, or 17.0% of total revenue, compared to net cash provided by operations of $4.0 million, or 4.8% of total revenue, in the first quarter of fiscal 2019. Free cash flow was positive $13.2 million, or 10.5% of total revenue, compared to negative $1.6 million, or negative 1.9% of total revenue, in the first quarter of fiscal 2019.

•	Cash, cash equivalents and short-term investments were $547.5 million as of April 30, 2019.

The section titled "Non-GAAP Financial Measures" below contains a description of the non-GAAP financial measures and reconciliations between historical GAAP and non-GAAP information are contained in the tables below.

Financial Outlook:
For the second quarter of fiscal 2020, the Company currently expects:

•	Total revenue of $130 to $131 million, representing a growth rate of 37% to 38% year-over-year

•	Non-GAAP operating loss of $14.9 to $13.9 million

•	Non-GAAP net loss per share of $0.11 to $0.10, assuming shares outstanding of approximately 115 million

For the full year fiscal 2020, the Company expects:

•	Total revenue of $543 to $548 million, representing a growth rate of 36% to 37% year-over-year

•	Non-GAAP operating loss of $67.0 to $62.0 million

•	Non-GAAP net loss per share of $0.49 to $0.45, assuming shares outstanding of approximately 116 million

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Okta has not reconciled its expectations as to non-GAAP operating loss and non-GAAP net loss per share to their most directly comparable GAAP measure because certain items are out of Okta’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort.

Conference Call Information:
Okta will host a conference call and live webcast for analysts and investors at 2:00 p.m. Pacific Time on May 30, 2019. The news release with the financial results will be accessible from the Company’s website at investor.okta.com prior to the conference call. Interested parties can access the call by dialing (888) 882-4478 or (323) 794-2590 and using the passcode 4237586.
A live webcast of the conference call will be accessible from the Okta investor relations website at investor.okta.com. A telephonic replay of the conference call will be available through June 13, 2019 and may be accessed by dialing (888) 203-1112 or (719) 457-0820 and using the passcode 4237586.

Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through the Company’s investor relations website at investor.okta.com.

Non-GAAP Financial Measures:
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, current calculated billings and calculated billings. Certain of these non-GAAP financial measures exclude stock-based compensation, amortization of debt discount, charitable contributions, amortization of intangible assets and acquisition-related expenses.
Okta believes that non-GAAP financial information, when taken collectively with GAAP financial measures, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by the Company's management about which expenses and income are excluded or included in determining these non-GAAP financial measures. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP.
Okta encourages investors to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and market positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Okta’s control. Okta’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company's filings and reports with the Securities and Exchange Commission (SEC), including our Form 10-K for the fiscal year ended January 31, 2019, as well as other filings and reports that may be filed by the Company from time to time with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our products may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; assertions by third parties that we violate their intellectual property rights could substantially harm our business; any unreleased products, features or functionality referenced in this or other presentations, press releases or public statements are not currently available and may not be delivered on time or at all; a network or data security incident that allows unauthorized access to our network or data or our customers’ data could harm our reputation, create additional liability and adversely impact our financial results; the risk of interruptions or performance problems, including a service outage, associated with our technology; intense competition in our market; weakened global economic conditions may adversely affect our industry; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; our ability to successfully identify and integrate acquisitions, strategic investments, partnerships or alliances; our ability to pay off our convertible senior notes when due; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Okta’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Okta undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Okta’s views as of any date subsequent to the date of this press release.

About Okta
Okta is the leading independent provider of identity for the enterprise. The Okta Identity Cloud enables organizations to securely connect the right people to the right technologies at the right time. With over 6,000 pre-built integrations to applications and infrastructure providers, Okta customers can easily and securely use the best technologies for their business. Over 6,550 organizations, including 20th Century Fox, JetBlue, Nordstrom, Slack, Teach for America and Twilio, trust Okta to help protect the identities of their workforces and customers.

Investor Contact:
Dave Gennarelli
investor@okta.com
415-699-0143

Media Contact:
Lindsay Life
press@okta.com
415-463-1560

OKTA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2019	2018

Revenue:
Subscription	$117,163	$76,841
Professional services and other	8,060	6,780
Total revenue	125,223	83,621
Cost of revenue:
Subscription (1)	24,540	16,332
Professional services and other (1)	10,555	7,775
Total cost of revenue	35,095	24,107
Gross profit	90,128	59,514
Operating expenses:
Research and development (1)	34,032	19,929
Sales and marketing (1)	82,112	49,493
General and administrative (1)	25,766	15,070
Total operating expenses	141,910	84,492
Operating loss	(51,782)	(24,978)
Interest expense	(4,241)	(2,717)
Other income (expense), net	2,900	1,502
Loss before provision for (benefit from) income taxes	(53,123)	(26,193)
Provision for (benefit from) income taxes	(1,157)	(231)
Net loss	$(51,966)	$(25,962)

Net loss per share, basic and diluted	$(0.46)	$(0.25)

Weighted-average shares used to compute net loss per share, basic and diluted	112,682	104,203

___________________________________

(1)	Amounts include share-based compensation expense as follows (in thousands):

	Three Months Ended April 30,
	2019	2018

Cost of subscription revenue	$2,422	$1,529
Cost of professional services and other revenue	1,519	889
Research and development	6,346	4,213
Sales and marketing	6,786	4,153
General and administrative	5,612	3,351
Total share-based compensation expense	$22,685	$14,135

OKTA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	April 30, 2019	January 31, 2019
		As Adjusted (1)
Assets
Current assets:
Cash and cash equivalents	$208,106	$298,394
Short-term investments	339,377	265,374
Accounts receivable, net of allowances of $1,960 and $2,098	83,328	91,926
Deferred commissions	25,576	24,185
Prepaid expenses and other current assets	20,542	28,237
Total current assets	676,929	708,116
Property and equipment, net	52,189	52,921
Operating lease right-of-use assets	119,916	121,389
Deferred commissions, noncurrent	56,824	54,812
Intangible assets, net	28,022	13,897
Goodwill	47,964	18,089
Other assets	16,698	15,089
Total assets	$998,542	$984,313
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,352	$2,431
Accrued expenses and other current liabilities	32,412	33,653
Accrued compensation	21,463	19,770
Convertible senior notes, net	275,653	271,628
Deferred revenue	268,033	245,622
Total current liabilities	601,913	573,104
Operating lease liabilities, noncurrent	146,044	147,046
Deferred revenue, noncurrent	7,671	8,768
Other liabilities, noncurrent	3,470	3,018
Total liabilities	759,098	731,936
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Class A common stock	10	10
Class B common stock	1	1
Additional paid-in capital	784,067	744,896
Accumulated other comprehensive income (loss)	(457)	(319)
Accumulated deficit	(544,177)	(492,211)
Total stockholders’ equity	239,444	252,377
Total liabilities and stockholders’ equity	$998,542	$984,313
(1)The condensed consolidated balance sheet for the prior period has been adjusted to reflect the adoption of ASC 842.

OKTA, INC.
SUMMARY OF CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended April 30,
	2019	2018
		As Adjusted (1)
Cash flows from operating activities:
Net loss	$(51,966)	$(25,962)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	22,685	14,135
Depreciation, amortization and accretion	3,399	2,069
Amortization of debt discount and issuance costs	4,025	2,571
Amortization of deferred commissions	6,328	4,572
Deferred income taxes	(1,369)	(348)
Other	(100)	161
Changes in operating assets and liabilities:
Accounts receivable	9,297	1,719
Deferred commissions	(9,795)	(5,693)
Prepaid expenses and other assets	5,975	(3,889)
Operating lease right-of-use assets	3,066	4,564
Accounts payable	1,640	607
Accrued compensation	4,143	329
Accrued expenses and other liabilities	3,288	(1,023)
Operating lease liabilities	(39)	(2,954)
Deferred revenue	20,685	13,114
Net cash provided by operating activities	21,262	3,972
Cash flows from investing activities:
Capitalization of internal-use software costs	(369)	(1,051)
Purchases of property and equipment	(7,710)	(4,477)
Purchases of securities available for sale	(146,545)	(252,914)
Proceeds from maturities of securities available for sale	61,244	19,500
Proceeds from sales of securities available for sale	11,996	—
Payments for business acquisition, net of cash acquired	(44,223)	—
Net cash used in investing activities	(125,607)	(238,942)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	—	335,055
Purchase of convertible senior notes hedge	—	(80,040)
Proceeds from issuance of warrants related to convertible notes	—	52,440
Proceeds from stock option exercises, net of repurchases	13,388	12,196
Other, net	(126)	(206)
Net cash provided by financing activities	13,262	319,445
Effects of changes in foreign currency exchange rates on cash, cash equivalents and restricted cash	(282)	(387)
Net increase in cash, cash equivalents and restricted cash	(91,365)	84,088
Cash, cash equivalents and restricted cash at beginning of period	311,215	136,233
Cash, cash equivalents and restricted cash at end of period	$219,850	$220,321

(1)	The condensed consolidated statement of cash flows for the prior period has been adjusted to reflect the adoption of ASC 842.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Data
(In thousands, except percentages and per share data)
(unaudited)

	Three Months Ended April 30, 2019
	GAAP	Stock-based compensation	Amortization of acquired intangibles	Amortization of debt discount	Acquisition- related expenses	Non-GAAP
Cost of revenue:
Cost of subscription services	$24,540	$(2,422)	$(763)	$—	$—	$21,355
Cost of professional services	10,555	(1,519)	—	—	—	9,036
Gross profit	90,128	3,941	763	—	—	94,832
Gross margin	72.0%	3.1%	0.6%	—%	—%	75.7%
Operating expenses:
Research and development	34,032	(6,346)	—	—	—	27,686
Sales and marketing	82,112	(6,786)	—	—	—	75,326
General and administrative	25,766	(5,612)	—	—	(3,449)	16,705
Operating loss	(51,782)	22,685	763	—	3,449	(24,885)
Operating margin	(41.4)%	18.1%	0.6%	—%	2.8%	(19.9)%
Interest expense	(4,241)	—	—	3,706	—	(535)
Net loss	$(51,966)	$22,685	$763	$3,706	$3,449	$(21,363)
Net loss per share (1)	$(0.46)	$0.20	$0.01	$0.03	$0.03	$(0.19)

(1)	GAAP and Non-GAAP net loss per common share calculated based upon 112,682 basic and diluted weighted-average shares of common stock.

	Three Months Ended April 30, 2018
	GAAP	Stock-based compensation	Amortization of debt discount	Non-GAAP
Cost of revenue:
Cost of subscription services	$16,332	$(1,529)	$—	$14,803
Cost of professional services	7,775	(889)	—	6,886
Gross profit	59,514	2,418	—	61,932
Gross margin	71.2%	2.9%	—	74.1%
Operating expenses:
Research and development	19,929	(4,213)	—	15,716
Sales and marketing	49,493	(4,153)	—	45,340
General and administrative	15,070	(3,351)	—	11,719
Operating loss	(24,978)	14,135	—	(10,843)
Operating margin	(29.9)%	16.9%	—	(13.0)%
Interest expense	(2,717)	—	2,381	(336)
Net loss	$(25,962)	$14,135	$2,381	$(9,446)
Net loss per share (1)	$(0.25)	$0.14	$0.02	$(0.09)

(1)	GAAP and Non-GAAP net loss per common share calculated based upon 104,203 basic and diluted weighted-average shares of common stock.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(unaudited)

Free Cash Flow
	Three Months Ended April 30,
	2019	2018
Net cash provided by (used in) operating activities	$21,262	$3,972
Less:
Purchases of property and equipment	(7,710)	(4,477)
Capitalization of internal-use software costs	(369)	(1,051)
Proceeds from sales of property and equipment	—	—
Free Cash Flow	$13,183	$(1,556)
Net cash provided by (used in) investing activities	(125,607)	(238,942)
Net cash provided by financing activities	13,262	319,445
Free cash flow margin	10.5%	(1.9)%

Calculated Billings
	Three Months Ended April 30,
	2019	2018
Total revenue	$125,223	$83,621
Add:
Unbilled receivables, current (beginning of period)	1,457	809
Deferred revenue, current (end of period)	268,033	173,548
Less:
Unbilled receivables, current (end of period)	(799)	(1,619)
Deferred revenue, current (beginning of period)	(245,622)	(159,816)
Current calculated billings	148,292	96,543
Add:
Deferred revenue, noncurrent (end of period)	7,671	4,346
Less:
Deferred revenue, noncurrent (beginning of period)	(8,768)	(4,963)
Calculated billings	$147,195	$95,926